UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):    February 18, 2009

Mach One Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-146744

Nevada	88-0338837
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

974 Silver Beach Road Belgium, WI 53004
(Address of Principal Executive Offices, Including Zip Code)

888-400-7179
(Registrant's Telephone Number, Including Area Code)

6430 Congress Drive
West Bend, WI 53095
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Explanatory Note

On February 20, 2009, Mach One Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the Company’s acquisition of all of the issued and outstanding capital stock of Ceres Organic Harvest, Inc. (the “Ceres Acquisition”). The Company is filing this amendment to amend the Initial 8-K to include the financial information relating to the Ceres Acquisition required by Item 9.01(a)(4) which was not included in the Initial 8-K.

Item 9.01.  Financial Statements and Exhibits.

   (a)   Financial Statements of Business Acquired.

The audited consolidated financial statements of Ceres Organic Harvest, Inc. for the years ended December 31, 2008 and 2007 are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

   (c)   Shell Company Transactions.

Not Applicable.

   (d)   Exhibits.

Exhibit Number	Description

99.1	Audited consolidated financial statements of Ceres Organic Harvest, Inc. for the years ended December 31, 2008 and 2007

Signature(s)

                Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Mach One Corporation

Date: May 15, 2009	By:	/s/ Patrick G. Sheridan
Patrick G. Sheridan Chief Financial Officer

Exhibit Number	Description

99.1	Audited consolidated financial statements of Ceres Organic Harvest, Inc. for the years ended December 31, 2008 and 2007